UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 18, 2005


                            Y-Tel International, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                    000-33327                 13-4151225
 ---------------------------    ----------------------         ---------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)



             1100 NW 163rd Drive, North Miami Beach Florida        33169
             ----------------------------------------------      --------
                (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: (305) 623-1140
                                                            --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))





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ITEM 5.02  Departure of Directors or Principal Officers

         On November 18, 2005, the Board of Directors of Y-Tel International, Inc. voted to remove Steven Lipman as the Company's Chairman, President and Chief Executive Officer. Based upon an inquiry from Mr. Lipman, Registrant clarifies that the Board acted to remove Mr. Lipman as an officer and employee for good and sufficient cause. The removal as a director was made pursuant to the bylaws without any determination of cause.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Y-TEL INTERNATIONAL, INC.
                                             -------------------------
                                             (Regstrant)



Date: November 29, 2005                      By: /s/ John Conroy
                                             ----------------------------------
                                                 John Conroy
                                                 Acting Chief Executive Officer